Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions [Text Block]
10.	Related Party Transactions

$3M Convertible Note

On May 10, 2012, our Chairman and Chief Executive Officer, Mr. Shane McMahon, made a loan to the Company in the amount of $3,000,000. In consideration for the loan, the Company issued a convertible note to Mr. McMahon in the aggregate principal amount of $3,000,000 (the “ Note ”). Upon issuance, the conversion price of the Note was equal to the price per share paid for securities by investors in the most recent financing (as of the date of conversion) of equity or equity-linked securities of the Company. Thereafter, on May 21, 2012, at the Company’s request, the Company and Mr. McMahon entered into Amendment No. 1 to the Note, pursuant to which the price per share at which the Note, or any convertible Securities into which the Note is converted, may be converted into shares of the Company’s common stock, shall not be less than $4.75, which amount represents the closing bid price of the Company’s common stock on the trading day immediately prior to the date of the Note in accordance with the rules and regulations of The Nasdaq Stock Market, Inc.

On April 12, 2013, the Majority Shareholders approved an amendment to Section 3(a)(i) of the Note, as amended on May 21, 2012, to remove the $4.75 floor to the conversion price of the Note and such approval and such amendment will be effective following the expiration of the 20-day period mandated by Rule 14c-2.

Effective May 10, 2013, the Company and Mr. McMahon entered into Amendment No. 3 to the note pursuant to which (i) the Note will mature on November 10, 2013, and (ii) the net proceeds of any financing of equity or equity-linked securities of the Company occurring on or before such date will be used to repay the Note until the full amount of the Note, and all accrued interest on the Note, is repaid.

Sinotop

Cost of Revenue

During the three months ended March 31, 2013 and 2012, Zhong Hai Video paid licensed content fees of approximately $40,000 to Hua Cheng Film and Television Digital Program Co., Ltd., a related party.

15.	Related Party Transactions

Sinotop

Amount due from Non-controlling Interest

Subsequent to our acquisition of Sinotop Hong Kong in July 2010, Sinotop and Hua Cheng entered into a variable interest entity agreement to form and operate Zhong Hai Video with equity ownership interests of 80% and 20%, respectively, of total registered capital of RMB50 million. Sinotop contributed RMB10 million and had a commitment to fund the remaining RMB30 million. At December 31, 2011, Hua Cheng had not made its capital contribution of RMB10 million. Accordingly, we recorded an amount due from non-controlling interest in the amount of $1,572,699.

During the third quarter of 2012, Zhong Hai Video reduced the total registered capital from RMB50 million (USD7,903,000) to RMB12.5 million (USD1,871,000). Following the registered capital reduction, Hua Cheng contributed a software management system valued at RMB2,519,700 (USD398,000) and Sinotop no longer had a commitment to fund the remaining RMB30 million as noted above. As of December 31, 2012 there is no amount due from our non-controlling interest.

Cost of Revenue

During the year ended December 31, 2012 Zhong Hai Video paid licensed content fees to Hua Cheng Film and Television Digital Program Co., Ltd., a related party, of RMB1,000,000 (USD159,000).